UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 07/19/2007

AURELIO RESOURCE CORPORATION

(Exact name of registrant as specified in its charter)

000-50931	Nevada	33-1086828
(Commission File Number)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

5554 South Prince Street, Suite 200, Littleton, CO 80120	(303) 795-3030
(Address of principal executive offices and Zip Code)	Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company reports initial results from its current drilling program at the South Courtland Area in Cochise County, Arizona.

Item 9.01. Financial Statements and Exhibits.

99.1	News Release dated July 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURELIO RESOURCE CORPORATION

By:	/s/ Frederik Warnaars
Dr. Frederik Warnaars Chief Executive Officer and Director

Date: July 19, 2007

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